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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  October 25, 1994



                     AMERICAN GENERAL FINANCE CORPORATION
              (Exact Name of Registrant as Specified in Charter)



            Indiana                1-6155                35-0416090
         (State or Other      (Commission File         (IRS Employer
         Jurisdiction of          Number)              Identification
         Incorporation)                                   No.)


            601 N.W. Second Street, Evansville, IN        47708
           (Address of Principal Executive Offices)     (Zip Code)




     Registrant's telephone number, including area code:   (812) 424-8031



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Item 5.     Other Events.

      On October 25, 1994, American General Finance Corporation (the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and nine-month periods ended September 30, 1994.

Item 7.     Financial   Statements,  Pro   Forma  Financial   Information  and
            Exhibits.

      (c)   Exhibits.  The following Exhibit is filed as part of this Report:

            Exhibit
            Number                        Description

            99 Earnings Release issued by American General Finance Corporation on October 25, 1994 regarding certain of its unaudited financial results for the three- and nine-month periods ended September 30, 1994.

                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN GENERAL FINANCE CORPORATION



Dated:   October 26, 1994                 By: /S/ LEONARD J. WINIGER
                                              Leonard J. Winiger
                                              Assistant Controller and
                                              Assistant Secretary

                                 EXHIBIT INDEX



            Exhibit
            Number                     Description



            99 Earnings Release issued by American General Finance Corporation on October 25, 1994 regarding certain of its unaudited financial results for the three- and nine-month periods ended September 30, 1994.